Texas Field Trip I N V E S T O R P R E S E N T A T I O N M A Y 1 9 t h , 2 0 2 1

2 FORWARD-LOOKING STATEMENTS. This presentation and oral statements made during this meeting contain forward-looking statements. These forward- looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "strive," "projection," "goal," "target," "outlook," "aim," "would," "annualized" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: risks relating to the COVID-19 pandemic; risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending; our ability to attract, hire and retain qualified management personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation; costs and effects of litigation, investigations or similar matters; risk exposure from transactions with financial counterparties; severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of coverage of our business by securities analysts; and future equity issuances. Please see our Form 10-K for year ended December 31, 2020, for a comprehensive list of our risk factors. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except as required by law. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP measures. These non-GAAP measures, as calculated by CrossFirst, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

CROSSFIRST BANKSHARES, INC.

EXPERIENCED MANAGEMENT TEAM



Mike Maddox – President, CEO of CrossFirst Bankshares and Director of CrossFirst

- Joined CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank
- Practicing lawyer for more than six years before joining Intrust Bank
- Graduate School of Banking at the University of Wisconsin – Madison
- Appointed to CEO June 1, 2020 after 12 years of service



David O'Toole – CFO, Chief Investment Officer and Director of CrossFirst

- More than 40 years of experience in banking, accounting, valuation and investment banking
- Founding shareholder and director of CrossFirst Bank and became CFO in 2008
- Co-founder and managing partner of a national bank consulting and accounting firm
- Served on numerous boards of directors of banks and private companies, including the Continental Airlines, Inc. travel agency advisory board



Randy Rapp – Chief Risk Officer and Chief Credit Officer of CrossFirst

- More than 30 years of experience in banking, primarily as a credit analyst, commercial relationship manager and credit officer
- Joined CrossFirst in April 2019 after serving as Executive Vice President and Chief Credit Officer of Texas Capital Bank, National Association from May 2015 until March 2019
- Mr. Rapp joined Texas Capital Bank in 2000



Matt Needham – Managing Director of Strategy and Investor Relations of CrossFirst

- More than 15 years experience in banking, strategy, accounting and investment banking, five with CrossFirst
- Extensive experience in capital markets including valuation, mergers, acquisitions and divestitures
- Provided assurance and advisory services with Ernst & Young
- Former Deputy Bank Commissioner in Kansas and has served on several bank boards
- MBA Wake Forest University, obtained CFA designation and CPA, Graduate School of Banking at the University of Colorado

Other Senior Executives

Aisha Reynolds
General Counsel of CrossFirst
and CrossFirst Bank
13+ years of experience
Joined CrossFirst in 2018

Steve Peterson
Chief Banking Officer
of CrossFirst Bank
21+ years of banking experience
Joined CrossFirst in 2011

George Jones
Vice Chairman for CrossFirst
40+ years of experience
Joined CrossFirst in 2016

Amy Fauss
Chief Operating Officer
of CrossFirst Bank
28+ years of banking experience
Joined CrossFirst in 2009

Jana Merfen
Chief Technology Officer
of CrossFirst Bank
12+ years of technology experience
Joined CrossFirst in 2021

3

4 Net Income PTPP Net Income NIM Diluted EPS ROAA $12.0M $22.4M 3.00% 0.84% 4 Note: Interim periods are annualized. (1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail. (2) Goss loans net of unearned income; excludes $336 million PPP loans. Balance Sheet Update Credit Performance Capital & Liquidity 4% Loan growth YoY 27% Deposit growth YoY 5% TBV / Share growth YoY 40% DDA Deposit growth YoY 1.15% NPAs / Asset 0.74% NCOs / Avg Loans 1.79% Reserves / Loans 38% Classified Loans / Capital + ALLL 12.00% CET 1 Capital Ratio 13.27% Total Risk-Based Capital 22% Cash and Securities / Assets 89% Loans / Deposits Efficiency 50.41% Efficiency Ratio $18.0M Assets / Employee 1.60% Noninterest Expense / Avg Assets $0.23 (2) (1) (2) (1)

5 $11.44 $11.43 $11.60 $11.65 $11.83 $12.08 $12.16 1.25 1.26x 0.72x 0.84x 0.73x 0.89x 1.13x -1.00 -0.50 0.00 0.50 1.00 1.50 2.00 10 10.5 11 11.5 12 12.5 13 13.5 14 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 TBV Stock Price/ TBV 5 ➢ History of strong five-year book value growth; 14% CAGR ➢ Expect to continue growing pre-tax, pre- provision profits ➢ Well capitalized with strong liquidity ➢ Company remains well capitalized under extreme credit stress scenarios ➢ Proven expense management and improve efficiency with growth and scale ➢ Ability to capitalize on opportunities coming out of the pandemic ➢ Branch-lite strategy is a blend of the traditional banking model that leverages technology ➢ Small mid-cap market capitalization of approximately $770 million on May 18th, 2021 (1) Financial information and pricing data as of quarter ended; CFB price of $13.79 at 3/31/2021 (2) Non-GAAP financial measure. See the non-GAAP reconciliation in the appendix (3) Stock Price/ TBV: average for publicly traded companies with $1B - $10B in assets in the Midwest and Southwest regions from S&P Global; pricing data as of 3/31/2021 Q1 2021 Bank Avg 1.40x(3) Price / Tangible Book Value Per Share (1) $5.60 $6.20 $7.02 $8.12 $10.04 $11.43 $12.08 $12.16 0 2 4 6 8 10 12 14 2014 2015 2016 2017 2018 2019 2020 Q1 2021 (2) Tangible Book Value Per Share (1)

6 • Empowered local management of markets, opportunities and challenges • $6.0 billion(1) asset banking operation founded in 2007 • Branch-lite structure operating eight branches in key markets • 3rd largest bank headquartered in the Kansas City MSA • High-growth commercial banking franchise with 333 full time equivalent employees(1) • High quality people, strong culture & relationship-oriented business model • Serving businesses, business owners, professionals and their personal networks • Core focus on improving profitability & operating efficiency (1) As of 3/31/21 (2) Most recent deposit data from S&P Global as of 6/30/2020 (3) Tulsa’s deposits per location include Energy deposits of $70mm (Number of Locations) (1) (1) (1) (1) (1) (2) (1) As of 3/31/21 Kansas City Wichita Oklahoma City Tulsa Dallas & Frisco Energy (Tulsa) Date Entered Market 2007 2012 2012 2013 2016 & 2020 2014 Loans ($mm) $1,421 $600 $328 $398 $1,419 $343 Deposits ($mm) $1,916 $1,477 $373 $497 $719 $70 Total Deposits in MSA(2) ($bn) $72 $19 $42 $35 $375 -- Number of Branches 3 1 1 1 2 -- Deposits per Location ($mm) $639 $1,477 $373 $497 $360 -- Deposits per Location Bank for Banks in MSA(2)(3) #1 #1 #4 #3 #17 --

7 2017 Expansion into Enterprise Value Lending, Relational Tribal Nations Lending and Relational High Volume Builder Lending $22 $77 $155 $311 $355 $565 $847 $1,220 $1,574 $2,133 $2,961 $4,107 $4,931 $5,659 $5,998 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Total Assets 2012 Expansion into Wichita and Oklahoma City markets 2014 Expansion into Energy Lending 2016 George F. Jones Jr. joins as Vice Chairman to expand into Dallas market 2010 Acquired Leawood, KS-based Leawood Bancshares (~$72.5mm in Total Assets) 2007 Established with initial presence in Kansas City 2018 George F. Jones Jr. named CEO of CrossFirst Bankshares, Inc. 2008 Formed CrossFirst Bankshares, Inc. Dollars in chart are in millions. 2013 Expansion into Tulsa market through acquisition of Tulsa National Bancshares, Inc. (~$160mm in Total Assets) 2019 CrossFirst Bankshares, Inc. Initial Public Offering at $14.50; Nasdaq listed: CFB Compound Annual Growth Rates Since 2007 Since 2012 Total Assets 52.5% 33.2% 2020 Mike Maddox named CEO of CrossFirst Bankshares, Inc.

8 Total Assets Total Deposits Book Value / Share $6.0 billion Gross Loans $4.5 billion $5.1 billion $12.17 SHARED VISION Focusing on: • Performance & Profitability • Seizing Growth Opportunities • Strong Credit Quality • Enhancing Products and Services • Managing Enterprise Risk • Contributing to our Communities ONE TEAM Focusing on: • Elevating our Strong Corporate Culture by Living our CrossFirst Values • Attracting and Retaining High Performing Talent • Well-being of our Employees ONE BANK Focusing on: • Targeting Businesses and Professionals • Branch-Lite – Technology Focused • Delivering Extraordinary Service and Customer Experience Note: As of 3/31/21.

9 9 5,805 6,557 7,244 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 March 2019 March 2020 March 2021 Online Banking Users 4,258 5,226 6,713 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 March 2019 March 2020 March 2021 Mobile Banking Users 58% 62% 64% 54% 56% 58% 60% 62% 64% 66% March 2019 March 2020 March 2021 Online Banking: Client Utilization Rate 42% 50% 60% 0% 10% 20% 30% 40% 50% 60% 70% March 2019 March 2020 March 2021 Mobile Banking: Client Utilization Rate 14,711 13,536 13,233 12,000 12,500 13,000 13,500 14,000 14,500 15,000 March 2019 March 2020 March 2021 Teller Transactions 1,183 848 964 0 200 400 600 800 1,000 1,200 1,400 March 2019 March 2020 March 2021 ATM Transactions Note: columns reflect monthly metric

Our goals are to maintain earnings growth momentum of the franchise, to improve profitability to peer levels, and leverage scale potential of current investments ▪ Thoughtful and prudent management of expenses ▪ Capitalize on the benefits of a branch-lite banking model that is heavily invested in technology ▪ Continue to execute our organic growth strategy in existing markets ▪ Focus on new expansion in target markets to optimize capital ▪ Evaluate expansion strategies in key target markets: ▪ De Novo Expansion: Hiring of experienced talent to expand in key growth markets ▪ Strategic Acquisition: Combine operational scale and synergies, with a focus on the addition of fee income generating lines of business, in key growth markets POTENTIAL TARGET MARKETS AREAS OF FOCUS ▪ Fort Worth, Texas ▪ Austin, Texas ▪ Phoenix, Arizona ▪ Houston, Texas ▪ San Antonio, Texas ▪ Denver, Colorado ▪ Nashville, Tennessee E X P A N D I N G O U R F O O T P R I N T

11 11 Note: Dollars are in millions. (1) Defined as net interest income plus noninterest income ▪ Historically, our balance sheet growth, combined with a relatively stable net interest margin has enabled robust operating revenue growth ▪ The Company’s core earnings power continued to increase through Q1 2021 $42.2 $54.1 $74.8 $110.4 $141.5 $160.3 $38.2 $41.1 $2.4 $3.4 $3.7 $6.1 $8.7 $11.7 $2.1 $4.2 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 2015 2016 2017 2018 2019 2020 Q1 2020 Q1 2021 Operating Revenue(1) Net Interest Income Noninterest Income $44.6 $57.5 $78.5 $116.5 $150.2 $172.0 $40.3 $45.3 $993 $1,297 $1,996 $3,061 $3,852 $4,442 $4,509 $1,295 $1,694 $2,303 $3,208 $3,924 $4,695 $5,052 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2015 2016 2017 2018 2019 2020 Q1 2021 Balance Sheet Growth Gross Loans Net of Unearned Income Total Deposits FY 2020 2015 -2020 QoQ YoY YoY CAGR Gross Loans 2% 4% 15% 35% Total Deposits 8% 27% 27% 29% Total Assets 6% 18% 18% 29% Balance Sheet Q1 2020 FY 2020 2015 -2020 QoQ YoY YoY CAGR Net Interest Income -1% 8% 13% 31% Noninterest Income 41% 99% 35% 38% Total Revenue 2% 12% 15% 31% Q1 2021 Operating Revenue FY 2020 2015 -2020 QoQ YoY YoY CAGR Gross Loans 2% 13% 15% 35% Total Deposits 8% 27% 20% 29% Total Assets 6% 18% 15% 29% Balance Sheet Q1 2021

12 ▪ Fully tax equivalent net interest margin decline of 12bps to 3.00% from Q4 2020 due to elevated cash levels primarily from the additional fiscal stimulus and Round 2 of PPP ▪ Re-pricing impact to loans of 6bps compared to Q4 2020 from persistently low interest rates ▪ Company offset margin pressure by adjusting pricing which reduced total deposit costs by 10bps compared to Q4 2020 ▪ Loan to deposit ratio decreased to 89% from 95% in Q4 2020 and 101% in Q1 2020 3.27% 3.24% 3.40% 3.39% 3.31% 3.13% 3.19% 2.98% 3.12% 3.00% 0% 1% 2% 3% 4% 2015 2016 2017 2018 2019 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Interest Margin - Fully Tax Equivalent (FTE) Commentary 4.62% 4.60% 4.89% 5.34% 5.52% 4.26% 4.98% 3.94% 0.91% 0.87% 0.99% 1.44% 1.89% 0.85% 1.46% 0.48% 0% 1% 2% 3% 4% 5% 6% 2015 2016 2017 2018 2019 2020 Q1 2020 Q1 2021 Yield on Loans & Cost of Deposits Yield on Loans Cost of Total Deposits

1313 -0.60% -0.10% 0.70% -0.40% -0.20% 0.30% -1.0% -0.5% 0.0% 0.5% 1.0% +100 bps +200 bps +300 bps Net Interest Income Impact Rate Shock Rate Shock Rate Ramp ▪ Company’s position is relatively neutral on March 31, 2021, and includes PPP loans ▪ Hypothetical change in net interest income in +100 bp, +200 bp, +300 bp movements: ▪ Marketable securities portfolio creates a slight liability sensitive position ▪ Excluding PPP loans, the rate shocks are slightly asset sensitive ▪ Deposit rate structure is highly variable and typically adjusts with Fed Reserve rate movements ▪ Roughly 67% of the Company’s earning assets reprice or mature over the next 12 months ▪ Top 3 Indices for floating rate loans ▪ LIBOR: $1,542 million ▪ Prime: $990 million ▪ US Treasury: $380 million Commentary Note: Rate Shock analysis, measures instantaneous parallel shifts in market rates; Rate Ramp analysis, rate changes occur gradually over 12 months time; Company decided to exclude the down rate environment from analysis due to Fed Funds Rate range of 0.0% - 0.25% * Represents 72% of entire loan repricing schedule 61% 11% 12% 14% 2% 1 - 3 Months 4 -12 Months 1-2 Years 2-5 Years > 5 Years 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Loans: Rate Reset and Cash Flow Profile*

1414 35.3% 28.7% 36.6% 48.4% 28.9% 14.5% 12.3% 24.0% 32.8% 53.0% 38.1% 2.2% 14.1% 2.7% 68.5% 70.6% 79.1% 73.6% 58.4% 58.1% 50.4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 0% 10% 20% 30% 40% 50% 60% 2015 2016 2017 2018 2019 2020 Q1 2021 E ffic ie n c y R a tio R e v e n u e a n d E x p e n s e G ro w th Operating Revenue Growth Noninterest Expense Growth Efficiency Ratio Improved Efficiency while Growing Revenue (1) Non-GAAP Measure: Excludes goodwill impairment (2) Q1 2021 growth compared to Q1 2020 53.0%(1) 5.6% (1) (2)

15 $- $20 $40 $60 $80 $100 $120 2015 2016 2017 2018 2019 2020 Salaries & Benefits Occupancy Exp. & Professional Fees FDIC Premiums Data Processing, Software & Comm. Advertising & Other Exp. Non-cash Goodwill Impairment ($7.4mm) $31 $13.6 $14.4 $3.3 $2.7 $1.1 $1.0 $1.8 $1.6 $3.0 $2.5 $- $5 $10 $15 $20 $25 Q1 2021 Q1 2020 146 203 305 353 357 328 333 $10.8 $10.5 $9.7 $11.6 $13.8 $17.3 $18.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 0 100 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 Q1 2021 Employees (FTE) Assets/Employee (FTE) $22.2 $31.0 $23.0 $23.7 $22.8 1.80% 2.21% 1.67% 1.71% 1.60% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Non-interest Expense Non-interest expenses/Average Assets Lowering Expenses Slowing Non-interest Expense Growth Assets per Employee (FTE) Note: Dollars are in millions and amounts shown are as of the end of the period. (1) Includes $7.4mm Goodwill Impairment. $22.2 $22.8 (1) $41 $62 $86 $88 $100 Q1 ‘20 – Q1 ‘21 Non-interest Expense (1)

16 Disciplined Underwriting and Standardized Credit Administration Scalable Infrastructure Designed to Accommodate Significant Growth Established Presence in Attractive Markets Experienced and Invested Leadership Customer Base Consists of Sophisticated Businesses and their Owners Turning Robust Balance Sheet Growth into Earnings Growth Branch-lite and effective business model Investing in emerging bank technology to enhance efficiencies and customer experience

17

18 Other 16% Manufacturing 10% Real Estate Activity 8% Business Loans to Individuals 6% Recreation 6% Health Care 6% Administrative Services 6% Engineering & Contracting 5% Restaurants 5% Financial Management 5% Motor Vehicle & Parts Dealers 4% Security Services 1% Aircraft & Transportation 7% Rental & Leasing Services 4% Credit Related Activities 3% Professional & Technical Services 3% Merchant Wholesalers 5% Commercial & Industrial 28% Energy 8% Commercial Real Estate 40% Residential Real Estate 15% SBA PPP 8% Other 1% Commercial and Industrial Loan Breakdown by Type ($1.3bn) (1) Multi-Family 24% Retail 10% Office 13% Industrial (excludes Self- Storage) 11% 1-4 Family Res Construction 8%Hotel 10%Senior Living 6% Other 3% Raw Land 3% Medical 4% C-Store 2% Self Storage 3% Land Development 3% Loan Mix by Type ($4.5bn) (1)(2) CRE Loan Portfolio by Segment ($1.8bn)(2) Remaining States 16% TX 44% OK 12% KS 9% MO 8% CO 4% FL 3% AZ 2% CA 2% CRE Loans by Geography ($1.8bn)(2) Note: Data as of March 31, 2021. (1) Shown as a percentage of loan portfolio, net of unearned income. (2) CRE as defined by regulators (including construction and development).

1919 $44 $22 $63 $13 $37 $11 $59 $11 $70 $19 $96 $35 $- $20 $40 $60 $80 $100 $120 Round 1 2020 Round 2 2021 Loans Approved by Industry Hotel & Restaurants Other Services & Business Support Construction Medical/ Healthcare Professional Services Other Small Businesses $369 $292 $225 ($77 ) ($67 ) $111 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q3 2020 End Q4 2020 Forgiven Q4 2020 End Q1 2021 Forgiven Q1 2021 End PPP Timeline 2020 PPP Loans Loan Forgiveness 2021 PPP Loans Note: As of end of period. Dollars in millions. * $2.4 million consists of $1.9 million from Round 1 and $0.5 million from Round 2. $336 $9.9 $2.2 $3.2 $2.6 $2.4 $3.7 $0 $2 $4 $6 $8 $10 $12 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2021 Fee Recognition Round 1 Unrecognized Fees Fee Recognized Round 2 Unrecognized Fees ▪ Weighted average rate of approximately 4.2%, in Q1 2021 ▪ $2.2 million in anticipated fees remain from Round 1 (2020 programs) ▪ 35 new customers from Round 2 representing 8% of funding ▪ Round 1 (2020 programs) were 2-year programs while Round 2 (2021 program) is a 5-year program Commentary Total $369 Total $111 Dallas & Frisco 11% Kansas City 54% Oklahoma City 8% Tulsa & Energy 11% Wichita 16% Current PPP Loan Portfolio by Market (Based on $336 million Funded) $5.9 *

20 $3,506 $3,727 $3,827 $4,022 $4,016 $3,945 $4,062 $48 $48 $79 $170 $177 $224 $192 $85 $87 $105 $237 $300 $286 $269 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Pass Special Mention (Criticized) Substandard & Doubtful (Classified) 20 $3,639 $3,862 $4,011 $4,429 2% 3% 5% % Substandard & Doubtful Migration of Credit by Risk Weighting (in $ millions) 7%2% 6% $4,493 ➢ COVID-related loan modifications were less than 2% of our total assets at 3/31/21 ➢ Most of our classified assets at 3/31/21 remained in Energy and COVID-related industries like hospitality, entertainment, travel, or other recreational activities directly impacted from the lockdowns $4,523 6% $4,455

21 0.04% 0.11% 0.44% 0.07% 0.31% 0.89% 0.12% 0.54% 1.03% 0.74% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 2015 2016 2017 2018 2019 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Charge-Offs / Average Loans(1) 0.08% 0.20% 0.18% 0.43% 0.97% 1.39% 0.74% 1.49% 1.39% 1.15% 0.0% 0.5% 1.0% 1.5% 2.0% 2015 2016 2017 2018 2019 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Nonperforming Assets / Assets ▪ NPAs continue to improve as economic and business outlooks improve ▪ Reduction in NPAs was a direct result of an upgrade to a COVID impacted loan in hospitality ▪ 43% of the nonperforming asset balance in Q1 2021 relates to energy credits ▪ Q1 2021 had $8.2 million of net charge-offs related to several commercial and industrial credits ▪ Q4 2020 had $11.6 million of net charge-offs. 62% were commercial and industrial loans and 24% were from the energy portfolio (1) Ratio is annualized for interim periods. Commentary Commentary

22 Energy as % of Tangible Equity $393 $371 $210 $187 $146 $142 $9 $13 $72 $59 $90 $82 $7 $15 $108 $138 $109 $119 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Pass Special Mention Substandard & Doubtful Energy Loans by Risk Rating [5.9% of Reserves on Energy Portfolio] $137 $169 $243 $358 $409 $345 $343 $122 $177 $249 $453 $594 $624 $629 112% 95% 98% 79% 69% 55% 55% 0% 20% 40% 60% 80% 100% 120% 0 100 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 Q1 2021 Energy Portfolio Tangible Equity Energy by Composition 3/31/2021 # Loans $ Loan Amount % Total Avg % Hedged(1) Hedge Price(2) Oil 37 $203 59% 37% $46.76 Natural Gas 14 $130 38% 55% $2.29 Other Sources 1 $10 3% 0% Total 52 $343 100% 43% (1) Note: Data as of 3/31/21. Note: Loan dollars in millions; collateral base is predominately comprised of properties with sufficient production history to establish reliable production trends; typically, only lend as a senior secured lender in single bank transactions and as a cash flow lender; Exploration & Production lending only on proven and producing reserves; CrossFirst typically does not lend to shale, oil field services, or midstream energy companies. (1) Weighted Average. (2) Hedged rolling 12 month; Oil price in $ per barrel and natural gas price in $ per MMBtu. (3) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides in the supplemental information for more detail. Energy Portfolio and Tangible Equity Energy Exposure by State Texas 18% Oklahoma 22% Ohio 19% Kansas 1% Michigan 7% W. Virginia 6%Louisiana 7% 6 Other States 20% $399 $390 $384 $409 $345 $343 (3) (3) (3)

23 Marriott 35% Boutique Hotel 1% Choice 5% IHG 6% Oakwood 18% Hilton 19% ESH 16% Hotel & Lodging Portfolio Dynamics ▪ Primarily loaning to established brands names ▪ No “conference center” hotels and ~75% of the properties are in major MSAs; mostly in the Midwest ▪ $21 million of outstanding hotel loans in the portfolio are classified, down from $29 million in Q4 2020 ▪ 96% of the outstanding loans, by dollar amount, have recourse provisions ▪ Hotel Construction borrowers are sophisticated sponsors with significant invested equity and resources ▪ $5.4 million of reserves are allocated to hotel portfolio, representing 3.0% of the total outstanding hotel portfolio Hotels by Brand Ownership Note: Data as of 3/31/21. (1) Weighted average. Hotel & Lodging 3/31/2021 ($ millions) # Loans Amount Outstanding Unfunded Commitments Average Size Amount Classified Completed Hotels 15 $157 $0 $10 $21 In-Progress Construction 3 $22 $13 $7 $0 Total 18 $179 $13 $10 (1) $21

BOARD OF DIRECTORS

CROSSFIRST BANKSHARES, INC.

Name	State	Biography
Rod Brenneman (Non-Exec. Chairman)	MO	Mr. Brenneman began his career at Seaboard Corporation in 1989. While at Seaboard, he served in various financial management capacities. In 1999 he became Senior Vice-President & CFO of Seaboard Foods and was named President & CEO in 2001. In 2011, he was hired as President & CEO of Butterball LLC, the largest integrated turkey processing company in the U.S. to develop and implement a three-year turnaround of the company.
George Bruce	KS	Mr. Bruce is the CEO and General Counsel of Aladdin Petroleum Corporation, where he has been active in domestic oil and gas exploration and production. In his legal career, Mr. Bruce was a law partner of Hall, Pike & Bruce from 1980-1988 before joining Martin, Pringle, Oliver, Wallace & Bauer, LLP, where he served as managing partner and continues to serve of counsel. His legal banking experience includes significant commercial lending and regulatory experience, including the sale and acquisition of numerous banks and chartering de novo banks in KS and NV.
Steven Caple	TX	Mr. Caple serves as the President of Unity Hunt, Inc., the company through which the Lamar Hunt family oversees its holdings. Mr. Caple focuses on developing and implementing the strategic initiatives and oversees Unity Hunt's accounting, finance, investment, legal, operating and tax functions. He previously served as president at numerous firms, including VFT Capital, Novo Networks, and Berliner Communications Inc.
Ron Geist	KS	Mr. Geist currently serves as the President of Rage Administrative and Marketing Services, large franchisee of restaurants.
Jennifer Grigsby	OK	Ms. Grigsby is the Executive VP and CFO of Ascent Resources, LLC, an oil and gas exploration and production company located in Oklahoma City, OK. She previously served as CEO and CFO of American Energy - Woodford, LLC and was Senior Vice President of Corporate and Strategic Planning for Chesapeake Energy Corporation. She is a CPA and Chartered Global Management Accountant.
George Hansen, III	KS	Mr. Hansen serves as CEO & President of the Enterprise Center in Johnson County (the largest venture development organization in KS). Through his career, he has managed companies for growth in a variety of industries.
Mason King, CFA	TX	Mr. King, CFA is a Principal of Luther King Capital Management (LKCM). He joined the firm in 2004 and serves as a portfolio manager and small cap analyst.
James Kuykendall	OK	Mr. Kuykendall owns and operates Equipment World Inc., a construction equipment dealership located in Tulsa, OK. Equipment World sells equipment across the country and serves a regional area providing rentals, parts and services. Mr. Kuykendall joined Equipment World in 1987 and has spent the last 29 years working to build the business.
Lance Humphreys	OK	Mr. Humphreys has served as Manager – Lead Investor of Triad Marketing Inc., since May 2010. He is also currently Chief Executive Officer of Salt and Light Leadership, Inc., a role he has held since May 2018, and Manager of Bluestream Consulting, LLC.
George F. Jones Jr.	TX	See management bios
Mike Maddox	KS	See management bios
David O'Toole	KS	See management bios
Kevin Rauckman	KS	Mr. Rauckman served as the CFO and Treasurer of Garmin Ltd. from 1999 to 2014. He was named CFO of the Year by the Kansas City Business Journal in 2008.
Michael Robinson	KS	One of the original organizers of CrossFirst, Mr. Robinson is currently the President and COO of CommLink Technology. He previously served as CEO of Leadergy Catalyst.
Jay Shadwick	KS	One of the original organizers and directors of CrossFirst, Mr. Shadwick has been a partner in the law firm of Duggan, Shadwick, Doerr and Kurlbaum, P.C. since 1994. Mr. Shadwick has practiced law for over 30 years with an emphasis in banking, real estate and business transactions. He provides legal counsel to numerous banking institutions on a number of matters, including commercial lending, lending practices, foreclosures, workouts and bank-related litigation.
Grey Stogner	TX	Mr. Stogner is the founder and President of Crestview Real Estate, LLC, a commercial real estate development firm in Dallas. Mr. Stogner has personally been involved with the entitlement, development, leasing and construction management of over 7 million sq. ft. of commercial space. He is also a principal and co-founder of The Cogent Group, a private real estate investment company established to pursue retail development and acquisition opportunities.
Stephen Swinson	TX	Mr. Swinson currently serves as President and CEO of Thermal Energy Corporation (TECO), a not-for-profit district energy system that provides mission-critical heating, cooling and power to 16 institutions, 48 buildings and more than 21.6 million square feet of conditioned space on the Texas Medical Center campus in Houston, TX.

24

NON-GAAP RECONCILIATIONS

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands, except per share data)	As of or for the Year Ended December 31,						As of or for the Three Months Ended March 31,	
	2015	2016	2017	2018	2019	2020	2020	2021
Pre-Tax Pre-Provision Profit								
Income before Taxes	8,095	10,373	4,408	17,196	32,611	15,314	4,150	14,943
Provision for Credit loss	5,975	6,500	12,000	13,500	29,900	56,700	13,950	7,500
Pre-Tax Pre-Provision Profit	**14,070**	**16,873**	**16,408**	**30,696**	**62,511**	**72,014**	**18,100**	**22,443**
Average Assets	1,410,447	1,839,563	2,452,797	3,494,655	4,499,764	5,358,479	4,975,531	5,798,167
Pre-Tax Pre-Provision Return on Average Assets	**1.00%**	**0.92%**	**0.67%**	**0.88%**	**1.39%**	**1.34%**	**1.46%**	**1.57%**
Tangible Stockholders' Equity:								
Stockholders' equity	$160,004	$214,837	$287,147	$490,336	$601,644	$624,428	$611,946	$628,834
Less: goodwill and intangible assets	8,100	7,998	7,897	7,796	7,694	208	7,669	188
Less: preferred stock	30,000	30,000	30,000	30,000	0	0	0	0
Tangible Stockholders' Equity	$121,904	$176,839	$249,250	$452,540	$593,950	$624,220	$604,277	$628,646
Shares outstanding at end of period	19,661,718	25,194,872	30,686,256	45,074,322	51,969,203	51,679,516	52,098,062	51,678,669
Book value per common share	$6.61	$7.34	$8.38	$10.21	$11.58	$12.08	$11.75	$12.17
Tangible book value per common share	**$6.20**	**$7.02**	**$8.12**	**$10.04**	**$11.43**	**$12.08**	**$11.60**	**$12.16**

(Dollars in thousands, except per share data)	As of or for the Three Months Ended				
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21
Pre-Tax Pre-Provision Profit					
Income (loss) before Taxes	4,150	(8,219)	9,504	9,879	14,943
Provision for Credit loss	13,950	21,000	10,875	10,875	7,500
Pre-Tax Pre-Provision Profit	**18,100**	**12,781**	**20,379**	**20,754**	**22,443**
Average Assets	4,975,531	5,441,513	5,486,252	5,523,196	5,798,167
Pre-Tax Pre-Provision Return on Average Assets	**1.46%**	**0.94%**	**1.48%**	**1.49%**	**1.57%**
Tangible Stockholders' Equity:					
Stockholders' equity	$611,946	$608,092	$617,883	$624,428	$628,834
Less: goodwill and intangible assets	7,669	247	227	208	188
Less: preferred stock	0	0	0	0	0
Tangible Stockholders' Equity	$604,277	$607,845	$617,656	$624,220	$628,646
Shares outstanding at end of period	52,098,062	52,167,573	52,195,778	51,679,516	51,678,669
Book value per common share	$11.75	$11.66	$11.84	$12.08	$12.17
Tangible book value per common share	**$11.60**	**$11.65**	**$11.83**	**$12.08**	**$12.16**

25